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CARRIER SERVICE AGREEMENT

BETWEEN

GLOBAL CROSSING BANDWIDTH, INC.

AND

CIERA NETWORK SYSTEMS, INC.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

TABLE OF CONTENTS

SECTION
1.	Services; Forecasts; PIU Certification; Service Orders
2.	Term Of The Agreement
3.	Billing And Payment; Rates And Charges; Security; Minimum Charges
4.	Billing Disputes
5.	Termination Rights
6.	Taxes And Assessments
7.	Warranties And Limitation Of Liability
8.	Indemnification
9.	Representation
10.	Force Majeure
11.	Waivers
12.	Assignment
13.	Confidentiality
14.	Integration
15.	Construction
16.	Governing Law
17.	Notices
18.	Counterparts
19.	Compliance With Laws
20.	Third Parties
21.	Survival Of Provisions
22.	Unenforceable Provisions
23.	Cumulative Rights And Remedies
24.	Amendments
25.	Authority

GENERIC EXHIBITS

Exhibit A	Definitions
Exhibit B	Ancillary Fee Schedule
Exhibit B(a)	Automated Feature Provisioning Schedule
Exhibit C	Call Detail Records; Electronic Data Exchange; Letter Of Agency Requirements

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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SERVICE SPECIFIC EXHIBITS

Exhibit D	Dedicated Carrier Termination Schedule
Exhibit D(a)	Carrier Domestic Termination Service	—	Interstate / Intrastate
Exhibit E	Dedicated Carrier Termination International Schedule
Exhibit E(a)	Carrier Termination International Service
Exhibit F	Toll-Free Carrier Transport Schedule
Exhibit F(a)	Carrier Toll-Free Transport Service	—	Interstate / Intrastate
Exhibit G	National Origination Service (NOS) Switched Outbound Schedule
Exhibit G(a)	National Origination Service (NOS) Switched Outbound Service
Exhibit H	National Origination Service (NOS) Switched and Dedicated Toll Free Schedule
Exhibit H(a)	National Origination Service (NOS) Switched and Dedicated Toll Free Service
Exhibit I	National Origination Service (NOS) Dedicated Outbound Schedule
Exhibit I(a)	National Origination Service (NOS) Dedicated Outbound Service
Exhibit J	National Origination Service (NOS) Switched International Schedule
Exhibit J(a)	National Origination Service (NOS) Switched International Service
Exhibit K	National Origination Service (NOS) Dedicated International Schedule
Exhibit K(a)	National Origination Service (NOS) Dedicated International Service
Exhibit L	CIC Transport Service Schedule
Exhibit L(a)	CIC Transport Service	—	Interstate
Exhibit L(b)	CIC Transport Service	—	Intrastate
Exhibit M	Colocation Service
Exhibit M(a)	Colocation Schedule
Exhibit N	Network Interconnection Schedule

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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CARRIER SERVICES AGREEMENT

        This Carrier Services Agreement ("Agreement") is entered into between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("Global Crossing"), a California corporation located at 90 Castilian Drive, Goleta, CA 93117 and Ciera Network Systems, Inc. ("Ciera" or "Purchaser"), a Texas corporation with its principal place of business located at 2630 Fountainview Street, Suite 300, Houston, Texas 77057. (Hereinafter, Global Crossing and Ciera may be referred to in the aggregate as "Parties", and each singularly as a "Party".)

PURPOSE

        The Parties are telecommunications carriers subject to the Communications Act of 1934, as amended, as well as the Telecommunications Act of 1996. Ciera desires to purchase network transport and other telecommunication services from Global Crossing for Ciera's resale to its customers. For valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1.
SERVICES; FORECASTS; PIU CERTIFICATION; SERVICE ORDERS:

1.1
Global Crossing shall, in accordance with this Agreement, provide to Ciera those services Ciera subscribes to hereunder as defined and identified herein and on exhibits, schedules and other attachments appended hereto and made a part of this Agreement from time to time by the Parties (collectively, the "Exhibits"). All such services being provided under the Exhibits are collectively referred to as the "Services" and individually as a "Service".

1.2
Network performance is a function of carrier network engineering and Global Crossing will be dependent in significant part upon Ciera's forecasts and projections as it configures, engineers and augments its network for optimum performance and to effectively handle Ciera's anticipated traffic volumes. Global Crossing expects that Ciera has identified such traffic volumes for the usage-based Services over the term of this Agreement and therefore Ciera shall provide Global Crossing with good faith forecasts of Ciera's expected monthly traffic volume and geographic distribution for each usage-based Service over a three month period. Forecasts shall be provided at least 90 days in advance of the forecasted period (and updated more frequently if a submitted forecast is no longer accurate). The initial forecast shall be provided prior to or on the Effective Date of this Agreement. Forecasts shall be in the format supplied by Global Crossing, which format Global Crossing may revise from time to time during the term hereof. Provision of Services is contingent on the availability of Global Crossing facilities.

1.3
With respect to: (i) outbound Services originating on dedicated facilities and terminated by Global Crossing on switched facilities (and for which ANIs are not passed to Global Crossing), and (ii) toll-free Services originating on switched facilities and terminated by Global Crossing on dedicated facilities, Ciera shall provide a good faith certification as to its percentage of interstate usage ("PIU") for its minutes of usage ("MOU") forecasted under Section1.2 hereof. The initial certification shall be provided prior to the Effective Date of this Agreement and updated when requested by Global Crossing. The certification shall be in the format supplied by Global Crossing, which format Global Crossing may revise from time to time during the term hereof.

1.4
Orders for the Services shall be transmitted and processed in accordance with Global Crossing's then-current, standard order procedures and guidelines, as well as any procedures set out in the applicable Exhibit for a specific Service (as such procedures and guidelines may be modified from time to time by Global Crossing upon prior written notice to Ciera).

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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  1.5
  Terms, conditions and guidelines for call detail records and electronic data exchange are set out in the attached Exhibit C (as such terms, conditions and guidelines may be modified from time to time by Global Crossing upon prior written notice to Ciera).

2.
TERM OF THE AGREEMENT:

2.1
INITIAL TERM: This Agreement is effective and the Parties' obligations commence upon the date of execution by Global Crossing ("Effective Date") and continues in effect for a period of one (1) year ("Initial Term") from the earlier of the date any of the Services are first utilized by Ciera (as determined by Global Crossing's records), or the 90th day after the Effective Date, which date shall be deemed the "Start of Service Date".

2.2
AUTOMATIC RENEWAL: This Agreement renews automatically for successive one year periods at the expiration of the Initial Term, unless otherwise canceled in accordance with the termination provisions of this Agreement.

2.3
CANCELLATION: Either Party may terminate this Agreement upon expiration of a term upon written notice given at least 90 days prior to expiration of the then-current term.

2.4
The Parties acknowledge and agree that, except with respect to termination of this Agreement for a Party's uncured breach, termination of this Agreement may not terminate certain of the Services, such as the Private Line Services and the CarrierConnectSM Dedicated Internet Access Services, the term for each being set out in the applicable Services Schedules.

3.
BILLING AND PAYMENT; RATES AND CHARGES; SECURITY; MINIMUM CHARGES:

3.1
Ciera shall pay Global Crossing for the Services at the rates, fees and charges set forth below and in the applicable Exhibits. Ciera is liable for all charges for the Services, including without limitation, any fraudulent usage charges and short duration calls. If Ciera is required to provide security hereunder, then Global Crossing is not obligated to accept orders, or provide or continue to provide any Services, until the required security is received by Global Crossing. If Ciera is an existing customer of Global Crossing, the rates and charges set forth herein shall be effective with Ciera's first full Billing Cycle following the later of the Effective Date of this Agreement or the date Global Crossing receives any security required hereunder.

3.2
*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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  3.3
  Ciera shall provide Global Crossing with security as outlined below:

1.
Ciera shall provide Global Crossing with security in the following forms:

(i)
A Corporate Guaranty from CCC Globalcom Corp. and,

(ii)
*

2.
Ciera shall pay for the Services via weekly estimated payments that are subject to true-up each month as follows:

(i)
*

(ii)
*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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  (iii)
  *

Wire Transfer Instructions:
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, OH 45201
ABA # 042000013
For Credit to: Global Crossing Bandwidth, Inc. (fka Frontier Communications Services, Inc.)
Special Instructions: For further credit to
(Ciera's Account Number)

  3.4
  Global Crossing agrees to take commercially reasonable efforts to invoice Ciera via facsimile on or about the fifth Business Day after the close of each Billing Cycle for the Services and for any other sums due Global Crossing ("Invoice"). Any outstanding balance due on an Invoice after application of the weekly estimated payments shall be paid by Ciera via wire transfer of immediately available U.S. funds within forty-eight (48) hours of the Invoice date. The Parties agree that (i) the Invoice date will be the same day the Invoice is faxed to Ciera, and (ii) the Invoice will be faxed on a Business Day and followed by a confirmation copy sent via first class U.S. mail.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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  3.5
  Global Crossing may, immediately and without any notice, proceed with its remedies under Section 5.5 hereof if any weekly estimated payment is not fully and timely made pursuant to Section 3.3, or any outstanding Invoice amount is not paid within the twenty-four (24) hour period pursuant to Section 3.4.

  3.6
  The Ciera facsimile number and contact for purposes of this Section 3. are 713-914-3870, Attention: Bob Livingston, CEO. Ciera may change the facsimile number and contact upon written notice to Global Crossing.

  3.7
  Ciera agrees to pay Global Crossing for any costs incurred by Global Crossing, including without limitation, internal administration costs and any local service provider contract termination charges, with respect to ordered circuits, local loops or other Services canceled prior to installation or the completion of any term commitment made by Ciera under this Agreement for such circuit, local loop or Services. Further, Ciera may be liable for additional early termination or cancellation charges as set out in the Ancillary Fee Schedule. In addition, Ciera agrees to pay to Global Crossing any and all local exchange carrier ("LEC") assessed charges (other than access charges otherwise included under the pricing in this Agreement), third party and governmental and regulatory charges or assessments levied upon Global Crossing as a result of Services provided to Ciera, such as but not limited to:

  A.
  Third-party pass-through charges and pass-through charges mandated or permitted by regulatory agencies, including but not limited to, payphone dial-around compensation surcharges and PICC charges, plus any reasonable administrative charge Global Crossing may establish for its wholesale customers for administering such pass-through charges. Global Crossing reserves the right to bill Ciera in advance for any third party charges to the extent Global Crossing is billed in advance for the same; and

  B.
  When Global Crossing is acting as the RespOrg, National Administrative Services Center assessments (including any monthly recurring charges) for toll-free service installation; and

  C.
  Reasonable administrative charges for implementation of ordering, network routing, billing, provisioning or other support services outside of Global Crossing's normal procedures and support services; and

  D.
  Applicable ancillary fees and charges set out in the attached Exhibit B and B(a), as the same may be modified from time to time by Global Crossing upon written notice to Ciera.

        If Ciera subscribes to a Service for which payphone surcharges would be applicable, then in lieu of the payphone surcharge pass-through under A. above, Global Crossing may agree, at its sole discretion, to permit Ciera to directly assume the responsibility and liability for the reporting and payment of payphone surcharges in accordance with the terms of a separate written agreement between the Parties. If such a separate agreement is signed by the Parties and Ciera does not comply with its terms, Global Crossing may, notwithstanding such agreement, pass through payphone dial-around surcharges in accordance with A. above and Ciera agrees to pay the same.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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  3.8
  Ciera shall be liable for the following minimum usage charge(s) commencing with Ciera's Billing Cycle that starts in the second month following the Start of Service Date (the "Minimum Charge").

MINIMUM PERIOD	MINIMUM CHARGE
2nd and each month thereafter	*

        If during the Minimum Period Ciera's net charges (after any available discounts hereunder) for the Services are less than the Minimum Charge, Ciera shall pay the shortfall. Governmental assessments and surcharges, non-recurring charges, operator assistance charges and local loop and third party and regulatory pass-through charges are not included when calculating the Minimum Charge. If this Agreement is terminated prior to the time the Minimum Charge becomes effective (other than termination by Ciera for an uncured breach by Global Crossing), Ciera shall be liable for the amount described in Section 5.5.E hereof.

  3.9
  Global Crossing may revise the rates, monthly recurring and other charges in this Agreement and the Exhibits at any time upon written notice to Ciera. Unless a later effective date is otherwise stated in the notice, domestic and offshore rates are effective within 30 days and international rates are effective within seven days of the date of Global Crossing's written notice.

  3.10
  Ciera agrees that any make up to minimum charges, shortfall charges and surcharges for which it is liable under this Agreement are based on agreed upon minimum commitments on its part and corresponding rate concessions on Global Crossing's part, and are not penalties or consequential or other damages under Section 7.3 hereof.

  3.11
  Ciera agrees that a breach of any other agreement it may have with Global Crossing or a Global Crossing Affiliate shall be deemed a material breach of this Agreement.

  3.12
  Ciera and Global Crossing understand that Ciera is in the process of purchasing the assets of one of Global Crossing's existing customers, Equal Net, as part of a Chapter 11reorganization of that customer, and that Ciera and Equal Net have not yet completed, nor has the Bankruptcy Court yet approved said asset purchase. Accordingly, if the asset purchase does not occur and receive court approval within sixty (60) days of Global Crossing's execution of the Agreement, then Ciera shall no longer be liable on a go forward basis for the minimum usage charges indicated in section 3.8 of this Agreement and Global Crossing may revise the rates indicated in this Agreement and the Exhibits by * across the board at any time upon written notice to Ciera.

4.
BILLING DISPUTES:

        Ciera shall have the affirmative obligation of providing written notice of any dispute with an Invoice within 90 days after receipt of the Invoice by Ciera (which notice shall include sufficient detail for Global Crossing to investigate the dispute). Claims of fraudulent usage shall not constitute a valid basis for a dispute. Ciera may not withhold payment of disputed amounts. If Ciera does not report a dispute with respect to an Invoice within the 90 day period, Ciera is deemed to have waived its dispute rights for that Invoice and to have agreed to pay the same. Provided Ciera has provided sufficient detail for investigation of the dispute, Global Crossing will use reasonable efforts to resolve and communicate its resolution of the dispute within 30 Business Days of its receipt of the dispute notice. If a dispute is not resolved within the 30 Business Days period to Ciera satisfaction, then at Ciera request the dispute will be referred to an executive officer of Global Crossing. If the dispute is not resolved within 15 Business Days after the referral, then Ciera may commence an action in accordance with Section 16, provided that the prevailing Party in such action shall be entitled to the payment of reasonable attorney fees and costs by the other Party.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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5.
TERMINATION RIGHTS:

5.1
REGULATORY CHANGES: If the FCC, a state PUC or a court of competent jurisdiction issues a rule, regulation, law or order which has the effect of canceling, changing, or superseding any material term or provision of this Agreement (collectively, "Regulatory Requirement"), then this Agreement shall be deemed modified in such a way as the Parties mutually agree is consistent with the form, intent and purpose of this Agreement and is necessary to comply with such Regulatory Requirement. Should the Parties not be able to agree on modifications necessary to comply with a Regulatory Requirement within 30 days after the Regulatory Requirement is effective, then upon written notice either Party may, to the extent practicable, terminate that portion of this Agreement impacted by the Regulatory Requirement.

5.2
Either Party may terminate this Agreement upon the other Party's insolvency, dissolution or cessation of business operations.

5.3
Global Crossing may, upon written notice, immediately terminate this Agreement for (i) Ciera's failure to pay any delinquent Invoice, or (ii) to pay any security or additional security within the time-frame required under this Agreement.

5.4
In the event of a breach of any material term or condition of this Agreement by a Party (other than a failure to pay or provide security which is covered under Sections 3.5 and 5.3 above), the other Party may terminate this Agreement upon 30 days written notice, unless the breaching Party cures the breach during the 30 day period. A breach that cannot be reasonably cured within a 30 day period may be addressed by a written waiver of this paragraph signed by the Parties.

5.5
Upon any material breach by Ciera not cured after expiration of all applicable notice and cure periods, if any, Global Crossing may at its sole option do any or all of the following:

A.
Cease accepting or processing orders for Service and suspend Service;

B.
Cease all electronically and manually generated information and reports (including any CDR not paid for by Ciera);

C.
Draw on any letter of credit, security deposit or other assurance of payment and enforce any security interest provided by Ciera;

D.
Terminate this Agreement and the Services without liability to Global Crossing;

E.
Collect from Ciera an amount equal to the Minimum Charge for the remaining portion of the unexpired term of this Agreement; and

F.
Pursue such other legal or equitable remedy or relief as may be appropriate.

6.
TAXES AND ASSESSMENTS:

        Ciera is responsible for the collection and remittance of all governmental assessments, surcharges and fees pertaining to its resale of the Services (other than taxes on Global Crossing's net income) (collectively, "Taxes"). Ciera shall provide Global Crossing with, and maintain, valid and properly executed certificate(s) of exemption for the Taxes, as applicable.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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7.
WARRANTIES AND LIMITATION OF LIABILITY:

7.1
Global Crossing warrants that the Services shall be provided on a digital fiber optic network that meets the applicable technical standards established for call transport by the telecommunications industry, including Telcordia (formerly BellCore) publication #SRT-SV-002275, with a grade of service of P.01 and SS7 signaling, where available. GLOBAL CROSSING MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

7.2
CIERA AGREES THAT ITS SOLE REMEDY IN THE EVENT OF ANY BREACH OF THE WARRANTIES DESCRIBED IN THIS SECTION 7 SHALL BE (i) THE OUTAGE CREDITS DESCRIBED IN ANY SCHEDULE FOR A PARTICULAR SERVICE PROVIDED HEREUNDER; OR, (ii) WITH RESPECT TO THE OTHER SERVICES, TERMINATION OF THIS AGREEMENT PURSUANT TO SECTION 5.4.

7.3
In no event shall either Party be liable to the other Party for incidental and consequential damages, loss of goodwill, anticipated profit, or other claims for indirect damages in any manner related to this Agreement or the Services.

8.
INDEMNIFICATION:

        Each Party shall defend and indemnify the other Party and its directors, officers, employees, representatives and agents from any and all claims, taxes, penalties, interest, expenses, damages, lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) relating to or arising out of (i) the operation of its business, and (ii) its breach of this Agreement; provided, however, Global Crossing shall not be liable and shall not be obligated to indemnify Ciera, and Ciera shall defend and indemnify Global Crossing hereunder, for any claims by any third party, including End-Users, with respect to services provided by Ciera which may incorporate any of Global Crossing's services.

9.
REPRESENTATION:

        The Parties acknowledge and agree that the relationship between them is solely that of independent contractors. Neither Party, nor their respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

10.
FORCE MAJEURE:

        Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, caused by, or due to fire, earthquake, flood, water, the elements, third party labor disputes, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment or supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond its reasonable control.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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11.
WAIVERS:

        No waiver of any term or condition of this Agreement shall be enforceable unless it is in writing and signed by the Party against whom it is sought to be charged. No failure or delay by either Party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy, unless otherwise provided herein. The waiver by either Party of any of the covenants, conditions or agreements to be performed by the other or any breach thereof shall not operate or be construed as a waiver of any subsequent breach of any such covenant, condition or agreement.

12.
ASSIGNMENT:

        Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party's written consent, which consent may not be unreasonably delayed or withheld, except that Global Crossing may assign this Agreement to its Affiliates or successor-in-interest without Ciera's consent. Any assignment or transfer without the required consent is void.

13.
CONFIDENTIALITY:

13.1
Each Party agrees that all information furnished to it by the other Party, or to which it has access under this Agreement, shall be deemed the confidential and proprietary information or trade secrets (collectively referred to as "Proprietary Information") of the Disclosing Party and shall remain the sole and exclusive property of the Disclosing Party (the Party furnishing the Proprietary Information referred to as the "Disclosing Party" and the other Party referred to as the "Receiving Party"). Each Party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly disclose the same to anyone other than its employees on a need to know basis and who agree to be bound by the terms of this Section, without the written consent of the Disclosing Party.

13.2
The confidentiality of obligations of this Section do not apply to any portion of the Proprietary Information which is (i) or becomes public knowledge through no fault of the Receiving Party; (ii) in the lawful possession of Receiving Party prior to disclosure to it by the Disclosing Party (as confirmed by the Receiving Party's records); (iii) disclosed to the Receiving Party without restriction on disclosure by a person who has the lawful right to disclose the information; or (iv) disclosed pursuant to the lawful requirements or formal request of a governmental agency. If the Receiving Party is requested or legally compelled by a governmental agency to disclose any of the Proprietary Information of the Disclosing Party, the Receiving Party agrees that it will provide the Disclosing Party with prompt written notice of such requests so that the Disclosing Party has the opportunity to pursue its legal and equitable remedies regarding potential disclosure.

13.3
Each Party acknowledges that its breach or threatened breach of this Section may cause the Disclosing Party irreparable harm which would not be adequately compensated by monetary damages. Accordingly, in the event of any such breach or threatened breach, the Receiving Party agrees that equitable relief, including temporary or permanent injunctions, is an available remedy in addition to any legal remedies to which the Disclosing Party may be entitled.

13.4
Neither Party may use the name, logo, trade name, service marks, trade marks, or printed materials of the other Party, in any promotional or advertising material, statement, document, press release or broadcast without the prior written consent of the other Party, which consent may be granted or withheld at the other Party's sole discretion.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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14.
INTEGRATION:

        This Agreement and all Exhibits, schedules and other attachments incorporated herein, represent the entire agreement between the Parties with respect to the subject matter hereof and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral.

15.
CONSTRUCTION:

        The language used in this Agreement is deemed the language chosen by the Parties to express their mutual intent. No rule of strict construction shall be applied against either Party.

16.
GOVERNING LAW:

        Global Crossing currently maintains regional service and operations centers to support customer accounts in New York, California and Michigan. This Agreement will be construed and enforced in accordance with the law of the state where Ciera's account is supported, as designated by Global Crossing in this Agreement or as designated in Exhibits or amendments to this Agreement, without regard to that state's choice of law principles. The Parties agree that any action related to this Agreement shall be brought and maintained only: (i) in the Superior court of the State of California for the County of Santa Barbara, if the designated customer support center is located in California; (ii) in a Federal or State court of competent jurisdiction located in Monroe County, New York, if the designated customer support center is located in New York; or (iii) in the Federal District Court for the Eastern District of Michigan or a State court of competent jurisdiction located in Oakland County, Michigan, if the designated customer support center is located in Michigan. The Parties each consent to the jurisdiction and venue of such courts and waive any right to object to such jurisdiction and venue.

17.
NOTICES:

        All notices, including but not limited to, demands, requests and other communications required or permitted hereunder (not including Invoices) shall be in writing and shall be deemed given: (i) when delivered in person, (ii) 24 hours after deposit with an overnight delivery service for next day delivery, (iii) the same day when sent by facsimile transmission during normal business hours, receipt confirmed by sender's equipment, or (iv) three Business Days after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, and addressed to the recipient Party at the address set forth below:

If to Global Crossing:	Global Crossing Bandwidth, Inc. 180 South Clinton Avenue Rochester, New York 14646 Attn: Senior Vice President, North American Carrier Services Facsimile #: 716-232-9168
with a copy to:	Global Crossing Bandwidth, Inc. 90 Castilian Drive Goleta, CA 93117 Attn: Peggy Palak, Manager, National Contract Admin. Facsimile #: (800) 689-2395
If to Ciera	Ciera Network Systems, Inc. 2630 Fountainview Street. Suite 300, Houston, Texas 77057 Attn: Robert W. Livingston, President Facsimile #: (713) 914-3870

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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18.
COUNTERPARTS:

        This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

19.
COMPLIANCE WITH LAWS:

        During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses. Further, each Party shall obtain, file and maintain any tariffs, permits, certifications, authorizations, licenses or similar documentation as may be required by the FCC, a state Public Utility or Service Commission, or any other governmental body or agency having jurisdiction over its business ("Authorizations"). Upon the request of a Party, which request shall be no more frequent than once every six months (unless based on a request or an order of a governmental body or agency having jurisdiction over either Party), the other Party will provide copies of the requested Authorizations.

20.
THIRD PARTIES:

        The provisions of this Agreement and the rights and obligations created hereunder are intended for the sole benefit of Global Crossing and Ciera, and do not create any right, claim or benefit on the part of any person not a Party to this Agreement, including End-Users.

21.
SURVIVAL OF PROVISIONS:

        Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, limitations on liability and indemnification, shall survive termination of this Agreement.

22.
UNENFORCEABILITY OF PROVISIONS:

        The illegality or unenforceability of any provision of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified.

23.
CUMULATIVE RIGHTS AND REMEDIES:

        Except as may otherwise be provided herein, the assertion by a Party of any right or the obtaining of any remedy hereunder shall not preclude such Party from asserting or obtaining any other right or remedy, at law or in equity, hereunder.

24.
AMENDMENTS:

        This Agreement is voidable by Global Crossing if the text is modified by Ciera without the written or initialed consent of a Global Crossing Vice President. Except as may otherwise be provided herein, any amendments or modifications to this Agreement must be in writing and signed by a Global Crossing Vice President (or higher level officer) and an authorized officer of Ciera.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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25.
AUTHORITY:

        Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Agreement. By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised by its legal counsel as to its legal rights, duties and obligations under this Agreement.

        IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates set forth below.

Global Crossing Bandwidth, Inc.	Ciera Network Systems, Inc.
By:	By:
Barrett O. MacCheyne, Senior Vice President North American Carrier Services	Robert W. Livingston, President
Date:	Date:

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7

Exhibit A

DEFINITIONS
(not otherwise defined in the body of the Agreement or an Exhibit)

1.
Global Crossing Toll-free Numbers are toll-free telephone numbers ordered onto the Global Crossing network by Ciera and for which Global Crossing has either: (i) been appointed the RespOrg, or (ii) reserved and issued the toll-free telephone number to Ciera. Global Crossing shall be deemed to be the RespOrg for all toll-free telephone numbers reserved and issued by it under (ii) above.

2.
ANI is an End-User telephone line used for outbound switched Services.

3.
Billing Cycle is the Global Crossing billing cycle to which Ciera's account hereunder is assigned by Global Crossing (a full billing cycle approximates 30 days).

4.
Business Day is Monday through Friday, 8:00 am to 5:00 PM EST, excluding nationally recognized holidays. Unless otherwise stated, "days" refers to calendar days.

5.
Presubscribed means that an End-User's ANI(s) has been assigned by the LEC to Global Crossing's network via Global Crossing's CIC.

6.
Carrier Toll-free Numbers are toll-free telephone numbers ordered onto the Global Crossing network by Ciera for which a party other than Global Crossing or Ciera has been appointed the RespOrg.

7.
Code is a calling card authorization number used to access the Calling Card Services.

8.
Ciera Toll-free Numbers are toll-free telephone numbers ordered onto the Global Crossing network by Ciera for which Ciera has been appointed the RespOrg.

9.
End-Users are customers of Ciera receiving any of the Services hereunder. To the extent that Ciera subscribes to the Services for its own use, Ciera is deemed to be an End-User.

10.
Toll-free Numbers collectively refer to the Global Crossing Toll-free Numbers, Carrier Toll-free Numbers, Ciera Toll-free Numbers and PIN Toll-free Numbers.

11.
Toll-free Number Guidelines refer to the telecommunications industry's general rules with respect to toll-free number portability, including but not limited to, (i) the Federal Communications Commission's ("FCC") toll-free number portability policies and rules, and (ii) the Industry Guidelines for Toll-free Number Administration sponsored by ATIS, as either of the foregoing may be replaced or modified from time to time.

12.
PIN Toll-free Numbers are Global Crossing Toll-free Numbers assigned to Ciera for use with the Toll-free PIN Service.

13.
RespOrg is a responsible organization as defined in the Guidelines. A RespOrg is the entity that is responsible for managing and administering the account records in the Toll-free Service Management System DataBase.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit A

14.
Time Point (TP) is the measurement method for call duration. TP-1 is the "request for service event"; TP-6 is the "answer detected event"; TP-7 is the "call disconnect event". Calls for all Services (other than dedicated carrier Toll-free transport, CIC Transport and Pseudo CIC Transport) are measured at TP-7 minus TP-6 times three and divided by 60. Dedicated carrier Toll-free calls are measured at TP-7 minus TP-1. CIC Transport/Pseudo CIC Transport calls that are routed to Ciera's switch for terminations are measured at TP-7 minus TP-1. CIC Transport/Pseudo CIC Transport calls that terminate on Global Crossing's network are measured at TP-7 minus TP-6.

15.
Delinquent (whether capitalized or not) means any Invoiced amounts not properly disputed under Section 4 of this Agreement and remaining unpaid on the Invoice's Due Date.

16.
Affiliate means any entity directly or indirectly controlling, controlled by or under common control with a Party.

17.
Calling Card Services consist of calling card traffic generated via Codes.

18.
Toll-free PIN Service consists of inbound Switched Services combined with a PIN Toll-free Number accessed via four digit personal identification numbers ("PIN Numbers") used by End-Users ("0000", "4663", "9675" and "9999" are not available as PIN Numbers). The use of the PIN Numbers with a PIN Toll-free Number permits multiple End-Users to utilize the same toll-free telephone number on an individual basis. Toll-free Directory Assistance is not available with the Toll-free PIN Service.

19.
Toll-free Directory Assistance consists of calls made to directory providers for assistance in locating a Global Crossing toll-free Number.

20.
NOS Dedicated Services consist of: (i) End-User switched outbound long distance traffic delivered to a Global Crossing Point of Presence ("POP") via dedicated facilities and terminated over the Global Crossing network, and (ii) switched toll-free traffic generated via Toll-free Numbers which traffic originates on the Global Crossing network and is terminated by Global Crossing onto Ciera's or an End-User's dedicated facilities.

21.
NOS Switched Services consist of switched inbound and outbound long distance traffic generated by End-Users that originates and terminates on the Global Crossing network.

22.
National Origination Services ("NOS"): collectively, includes the NOS Switched Services, the NOS Dedicated Services and related toll-free and international traffic.

23.
Dedicated Carrier Termination consists of switched outbound long distance traffic delivered by Ciera to a Global Crossing POP via dedicated facilities and terminated over the Global Crossing network.

24.
Dedicated Toll-free Transport consists of Global Crossing's routing of Ciera's toll-free calls originating on Global Crossing's network to Ciera's facilities for termination by Ciera.

25.
Domestic means the 48 contiguous United States.

26.
Off-Shore means Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit A

27.
Private Line Services consist of point-to-point DS-1, DS-3, OC-3 and OC-12 circuit capacity provided over Global Crossing's SONET network.

28.
Audiotext are calls terminating to Interactive Voice Response equipment containing databases that enable callers to select options for the types of information they wish to hear or receive.

29.
Operator Services see Operator Services Schedule. Operator Services specifically exclude calling card operator assistance calls made via Codes, which are deemed to be part of the Calling Card Services.

30.
CIC (Carrier Identification Code): is a three or four digit number issued by Bellcore and used by a LEC (and others) to identify a long distance carrier.

31.
Sub-CIC Service: consists of switched outbound long distance traffic generated by End-Users that are PIC'd to Ciera's CIC. Ciera CIC is "translated" or pointed at Global Crossing's Feature Group D trunks so that Ciera's traffic reaches the Global Crossing network via shared Feature Group D trunks.

32.
Area Code Blocking: provides the ability to block toll-free calls that originate from certain area codes. End-Users can allow or disallow area codes.

33.
Area Code Routing: provides End-Users the ability to route calls to a predetermined location based on originating area code. Calls may be routed to a maximum of 15 different numbers.

34.
Time of Day Routing: provides End-User the ability to route calls to a maximum of four (4) different locations based on time of day that the call originates (in half hour increments).

35.
Percent Call Allocation Routing: provides End-Users the ability to route calls to multiple centers (or ANIs) based on a predetermined percentage of calls received as follows.

•
10 Locations, each receives 10% of calls

•
4 Locations, each receives 25% of calls

•
3 Locations, each receives 33% of calls

•
2 Locations, one receives 75% of calls, the other location 25%

•
2 Locations, one receives 90% of calls, the other 10%

36.
6-Digit Routing/Blocking: provides End-User the ability to route or prevent the completion of toll-free calls based on NPA-NXX.

37.
10-Digit routing/Blocking: provides End-Users the ability to route or prevent the completion of toll-free calls based on NPA-NXX-XXXX.

38.
CarrierConnectSM Dedicated Internet Access Service: offers direct access to Global Crossing's nationwide IP network via DS-1 or DS-3 access circuits. The connectivity is over a circuit between the Ciera's router to the Global Crossing's access router located at an IP Point of Presence.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4

Exhibit A

39.
CIC Transport: consists of Ciera's switched outbound traffic that originates on Global Crossing's shared feature group D facilities, in a LEC region where Ciera's CIC has been translated to the Global Crossing network, and upon reaching the Global Crossing network is routed by CIC over dedicated facilities to Ciera's switch for termination. Ciera's end-users are presubscribed to Ciera's CIC.

40.
Pseudo-CIC Transport: consists of Ciera's switched outbound traffic that originates on Global Crossing's shared feature group D facilities and upon reaching the Global Crossing network is routed by pseudo CIC over dedicated facilities to Ciera's switch for termination. Ciera's end-users are presubscribed to Global Crossing's CIC.

41.
Pseudo CIC: is a Global Crossing derived four-digit routing number assigned to Ciera for purposes of routing Ciera's Pseudo CIC Transport traffic.

42.
Optical Wavelength: is a fiber optic, transponder based, point to point (POP to POP) offering that provides high capacity, unprotected bandwidth tailored specifically for data.

43.
Call Jurisdiction: for Carrier Domestic Termination and Carrier Toll Free Transport is based on the location where the call originates on Global Crossing's network and the location where Global Crossing's network terminates the call. This jurisdiction will be either interstate, intrastate or intralata.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5

Exhibit B

Schedule of Ancillary Fees

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit B

Schedule of Ancillary Fees

*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit B(a)

Schedule of Ancillary Fees
For Toll-Free Services
Automated Feature Provisioning (AFP) Schedule

        Automated Feature Provisioning (AFP) is an enhancement to Global Crossing's web-based application uCommand that allows Ciera to provision combinations of routing features as well as pre-define secondary routing profiles. Using AFP enables Global Crossing's customers to provision the following features on their toll free numbers.

  •
  Info Digit Screening—Block unwanted calls and control Ciera pay phone surcharge costs. Block calls based on the type of telephone the caller is calling from, like pay phones or prison phones.

  •
  Info Digit Routing—Route and control calls based on telephone line type. Route calls to Ciera's specific destination.

  •
  Point of Origination Blocking (3 / 6 / 10 digit blocking)—Allows or disallows calls based on the originating NPA, NPA-NXX, or 10-digit number.

  •
  Point of Origination Routing (3 / 6 / 10 digit routing)—Route calls to a predetermined location based on originating NPA, NPA-XXX, or 10-digit number.

  •
  Time of Day Routing—Route calls to different locations based on the time and day of the week. Direct toll-free calls to an alternate location or department after regular business hours.

  •
  Day of Year—Route calls to a different location based on day of year.

  •
  Percent Call Allocation—Ciera can distribute toll-free calls evenly among Ciera's call centers, or allocate more calls to larger call centers—all with one very versatile, toll-free number.

  •
  Pre-defined Alternate Routing Profiles—Set-up alternate routing profiles, and activate them in various situations. Support Ciera during end customer outages, traffic surges, and seasonal traffic patterns.

        Once a profile (a specific set of features) is defined, multiple toll free numbers can be assigned to it. To further assist Ciera Global Crossing has incorporated all the appropriate edits and validations into uCommand, and added "Help" functionality to every screen. Finally, to aid in navigation Global Crossing has added search capabilities allowing searches by toll free number.

Definitions

        Profile: A set of specific routing features created by Ciera to which Ciera shall then add end-user toll free numbers that require those specific routing features. The profile is usually referred to as "Standard Profile."

        Pre-defined Alternate Routing Profile (the "Pre-dAR"): A routing feature profile that does not contain toll-free numbers. Ciera shall have the capability to provision the routing feature profile for back up during downtime, traffic surges, and seasonal traffic patterns. This is a profile without a toll free number assigned to it. It is available in case a routing change is necessary.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4

Exhibit B(a)

Pricing Terms and Conditions

Ciera Provisioned

        Ciera will immediately benefit from provisioning their toll free numbers and routing features. In addition to the convenience of provisioning, profile installations and changes made by Ciera through the web-based application will be at no cost to Ciera.

  •
  Standard and Pre-dAR Profiles may be set-up with any combination of routing features, and any number of toll-free number listings.

  •
  The MRC charges will be gathered and applied on Ciera's monthly Invoices. The toll-free numbers that exist on Ciera's profiles will be counted, and the MRC rate per number applied.

  •
  The NRC charge will not apply if Ciera installs and provisions their toll-free routing through AFP.

  •
  The AFP Change Surcharge will not be charged for a change submitted to a Profile through AFP.

Global Crossing Provisioned

        At Ciera's request Global Crossing will provision Ciera's Standard and Pre-dAR Profiles with or without routing features, and with or without toll free numbers. To complete Ciera's request Global Crossing will apply a charge for new profile installations (NRC) and any feature or toll free number changes (AFP Change Surcharge).

  •
  The Standard Profile and Pre-dAR Profiles may be set-up with any combination of routing features, and any number of toll-free number listings.

  •
  The MRC charges will be gathered and applied on Ciera's monthly Invoices. The toll-free numbers that exist on Ciera's profiles will be counted, and the MRC rate per number applied.

  •
  The NRC charge is a flat rate applied to each new Standard or Pre-dAR Profile created. The Global Crossing provisioning charge for installing a new Standard or Pre-dAR Profile is a NRC of * with routing features, and a NRC of * without routing features.

  •
  The AFP Change Surcharge for Global Crossing provisioning will be applied at the Standard or Pre-dAR Profile level. The surcharge will be assessed for a change submitted to a Profile, and will be recognized as a profile revision (profile revisions are defined as any addition(s) or modification(s) made to the routing features or toll free numbers). Deletion of routing features and/or toll free numbers will not be assessed an AFP Change Surcharge.

        Global Crossing provisioning of "Point of Origination Routing or Blocking (features)" for the customer is limited to 100 NPAs per profile. A request for greater than 100 NPAs will require a quote from Global Crossing.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit B(a)

Ciera Provisioned Pricing

*

Global Crossing's Provisioned Pricing

*

Disclaimer

        Automated Feature Provisioning (AFP) is provided "as is" without warranty of any kind, either expressed or implied, including suitability for the particular purpose that Ciera has in mind when using it. Global Crossing will use reasonable efforts to maintain the AFP web-based application, but is not responsible for the results of any incorrect information input or decisions made by the customer during the provisioning process. Global Crossing accepts no liability for errors made through the system, it is the sole responsibility of Ciera. Global Crossing will not be responsible for any lost profits or other consequential damages that may result from the use of AFP.

        Information and procedures on this web-based application may be changed or updated without notice. Global Crossing may also make improvements and/or changes in the product and/or the application programs described in this information at any time without notice.

        Any comments or materials sent to Global Crossing including feedback, such as questions, comments, suggestions, or the like regarding the content of any such documents (collectively "Feedback"), shall be deemed non-proprietary information. Global Crossing shall have no obligation of any kind with respect to such feedback and shall be free to reproduce, use, disclose, exhibit, display, transform, create derivative works and distribute the feedback to others without limitation. Further, Global Crossing shall be free to use any ideas, concepts, know-how or techniques contained in such feedback for any purpose whatsoever, including but not limited to developing, manufacturing and marketing products incorporating such feedback.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit C

Call Detail Records; Electronic Data Exchange
Letter of Agency Requirements

I.    Call Detail Records; End-User DataBase Access.

1.
If Ciera requires call detail records ("CDR") for the Services it has the option of (i) receiving CDR on a monthly basis via CD-ROM or magnetic tape ("CDR Tape"), and/or (ii) receiving CDR on a daily basis via electronic data exchange, which may include dial-in remote access, on-line access via the Internet or such other method made available by Global Crossing (collectively, "Electronic Exchange"). CDR must be rated by Ciera at its rates in order for it to bill its End-Users.

2.
If Ciera elects 1.(i), then on or about the fifth Business Day following the end of a Billing Cycle, Global Crossing will deposit with an overnight delivery service for delivery to Ciera a CDR Tape for the media selected by Ciera in the format established by Global Crossing.

3.
If Ciera elects 1.(ii), then Global Crossing will make CDR available to Ciera on a daily basis via the Electronic Exchange method available from Global Crossing as selected by Ciera. Ciera is liable for all transmission charges as well as the cost of hardware and software compatible with Global Crossing's systems as necessary for its use of Electronic Exchange.

4.
Electronic Exchange will provide Ciera with access to its End-User information and records resident on certain of Global Crossing's systems. Such access will allow Ciera to add and delete ANIs, Toll-Free Numbers, Codes and PIN Numbers, as well as to terminate accounts and check trouble ticket status and history. Ciera agrees to comply with the following acceptable use policies, procedures and security measures for Ciera's use of Electronic Exchange. Global Crossing reserves the right to immediately discontinue Ciera's Electronic Exchange access if Global Crossing determines in its reasonable business judgment that Ciera is using Electronic Exchange or information obtained therefrom in a manner detrimental to Global Crossing or in violation of said policies, procedures or security measures or the confidentiality provisions of this Agreement.

II.    Global Crossing Network Acceptable Use Policy for Electronic Exchange

        All Global Crossing and its affiliated companies' (collectively, "Global Crossing") computer, network and information systems Users are responsible for reviewing and complying with this Acceptable Use Policy.

        Global Crossing systems and all information on Global Crossing systems are the property of Global Crossing.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit C

  Acceptable Use

        Use of Global Crossing electronic and information facilities shall be for the sole purpose of the User's business relationship with Global Crossing ("Business Purpose").

        Users must adhere to the following policies, in addition to any other published guidelines or restrictions that Global Crossing may from time to time implement.

    •
    Use of System IDs must be within the normal authorized use for the ID.

    •
    Users with special User IDs must ensure that only appropriate access is used and that access is not utilized for non-Business Purposes.

    •
    The Global Crossing Technical Support Department must be contacted immediately if access to Global Crossing information or systems exceeds access authorizations for a System ID.

    •
    The Global Crossing Technical Support Department must be contacted when access to information, systems or use of a System ID is no longer required.

    •
    System ID Users must comply with all instructions issued by Global Crossing security administrators or authorized management representatives with respect to the use of, or password change for, any System ID.

  Unacceptable Use

1.
Users are not allowed to use any Global Crossing system for personal, illegal, or unauthorized uses or non-Business Purposes.

        Unacceptable activities and use include, but are not limited to:

    •
    Personal recreational activities

    •
    Personal business

    •
    Sending, receiving, transferring, or storing any material contrary to any Global Crossing policy.

    •
    Using a computer system to violate any Global Crossing policy.

    •
    Configuring any Global Crossing system in any way to limit access (without authorization) or withholding encryption keys, access passwords, or any other security keys from authorized Global Crossing representatives.

    •
    Removing without authorization, withholding return, hiding or disguising, etc. any computer, communications, or electronic system.

2.
It is not acceptable to use Global Crossing services or facilities for any purpose which violates federal, state or local laws, or to transmit any communication which would likely be offensive to any recipients, including without limitation:

  •
  Sending, receiving, transferring, or storing proprietary information not in accordance with the User's business relationship with Global Crossing (including unauthorized publication of proprietary information)

  •
  Using any service or system to transmit threats

  •
  Soliciting others to break any federal, state or local laws or regulations.

3.
It is not acceptable to use Global Crossing services or facilities so as to interfere with or gain access to any information a User is not authorized to access, or to disrupt Global Crossing's or another network's users, services or equipment.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit C

        Such interference or disruption includes, but is not limited to:

    •
    Using System IDs or passwords that are not assigned to the User

    •
    Attempting to access information to which the User has not been granted access

    •
    Exceeding normal User privileges or using privileges for unauthorized acts

    •
    Probing or tampering with any security feature or file

    •
    Modifying, copying, or deleting any security related file without written or electronic authorization

    •
    Exploiting or disclosing (except to the Global Crossing Environment Safety & Security Department) any security vulnerability

    •
    Propagation of computer worms or viruses

    •
    Transmissions of any type or quantity that causes disruption of service to others

    •
    Using network access to make unauthorized entry, or any other unacceptable use, to other computational, information or communications devices or resources

    •
    Sending, receiving, transferring, storing, or using sniffers, spoofers, hacking scripts, counterfeiting software, etc. (commonly known as burglary tools)

  Enforcement and Violations

        The Global Crossing Environment Safety & Security Department will investigate alleged violations of this Acceptable Use Policy. Global Crossing intends to comply with all federal, state and local regulations that require reporting of illegal activities to law enforcement officials and if Global Crossing becomes aware of illegal activities, Global Crossing reserves the right to notify the appropriate law enforcement agencies.

        Violations of this policy may result in cancellation of User/System IDs, access to Global Crossing systems or facilities and termination of the underlying business relationship between Global Crossing and the User's organization.

        Global Crossing reserves the right to modify this policy at any time with or without prior notice.

        Telephone Number to report concerns: GCESS Hotline: 1-800-224-3804.

III.  Letter of Agency Requirements.

        Ciera is solely responsible for obtaining and maintaining valid letters of agency from Presubscribed End-Users in accordance with the following:

1.
Global Crossing acknowledges that at times Ciera may obtain End-Users through telemarketing and tape recorded third party verifications in accordance with FCC Guideline Subpart K section 64.1100 (c) as the same may be amended, interpreted or clarified ("Verbal LOA"). Ciera understands that most LECs will not accept Verbal LOAs as valid authorization for a change of long distance carriers and agrees that for End-Users located in such LECs' jurisdictions it will use Written LOAs. When Ciera uses written letters of agency ("Written LOAs") it shall use formats that comply with FCC Guideline Subpart K section 64.1150 and any state specific guidelines, as all of the same may be amended, interpreted or clarified. Ciera shall retain all Verbal LOA tapes and transcripts and Written LOAs used and promptly make the originals available upon the request of Global Crossing, a LEC or a regulatory agency. Verbal LOAs and Written LOAs are collectively referred to as "LOAs".

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4

Exhibit C

Call Detail Records; Electronic Data Exchange
Letter of Agency Requirements

2.
Ciera agrees that a proper and valid Verbal LOA may be used to presubscribe an End-User to Global Crossing, but that unless a Verbal LOA is accepted by the LEC or the appropriate regulatory agency as proper documentation, the Verbal LOA will not be accepted by Global Crossing as documentation with respect to any PIC or "slamming" claims. Except as it may otherwise agree in writing, Global Crossing is not obligated to "work" PIC disputes with respect to "slamming" or similar claims from End-Users. Global Crossing will, at its option, either participate in a LEC's PIC switchback process or refer slamming inquiries to Ciera for resolution. In either event, Global Crossing may pass through any charges imposed on Global Crossing for PIC claims related to Ciera, including without limitation, PIC charges or any other charges and penalties imposed by a LEC or a regulatory agency with respect to such claims, plus a Global Crossing administration fee in accordance with Global Crossing's then-current slamming policies and guidelines, which policies guidelines Global Crossing may modify from time to time upon written notice to Ciera (collectively, "PIC Charges"). PIC Charges will be billed to Ciera periodically on an Invoice. If any slamming claims are brought against Ciera, then in addition to Global Crossing's right to assess PIC Charges and to terminate the Agreement for breach, Global Crossing may suspend order processing, Electronic Exchange and the Services until the claim is resolved. Ciera shall defend and indemnify Global Crossing against any and all claims, including without limitation, any End-User, LEC or regulatory agency claims (including "slamming claims"), arising from or related to Ciera's use or failure to use or provide valid LOAs.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5

Exhibit D

Carrier Termination Schedule

*

1.
For domestic and international traffic originating from Ciera's switch, Ciera shall pay the applicable rates set out in the attached pricing schedules.

2.
Each DS-1 circuit interconnecting Ciera to one of the Global Crossing POPs set out in the attached Network Interconnections Schedule has a monthly minimum usage requirement of * minutes. Global Crossing may add or delete a POP at any time upon written notice. If a circuit experiences a minimum shortfall over two consecutive Billing Cycles, Global Crossing may provide Ciera with written notice of such fact and of Global Crossing's intent to disconnect the under-minimum circuit if the minimum is not attained by the Billing Cycle commencing after the date the notice is received. Ciera shall reimburse Global Crossing for any termination fees or charges paid by Global Crossing to the circuit provider for early disconnection of such circuit.

3.
Unless otherwise agreed by Global Crossing in writing, Ciera shall be responsible, at its sole expense, for all ordering of, and charges for, dedicated facilities and equipment required to maintain access, interconnection and interface with Global Crossing's equipment and network.

4.
If in any given month more than *of Ciera's total domestic dedicated carrier traffic terminates to a non-RBOC/GTE franchised region, Global Crossing may apply a * per minute surcharge to all of such traffic in excess of the *. If there is a change in Ciera's interstate/intrastate traffic profile which adversely impacts Global Crossing's rate structure, regardless of Ciera's PIU Certification, Global Crossing reserves the right to revise the pricing schedule.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit D

Gateway Carrier Service
LATA Gateway Table

Northeast	Southeast	Midwest		Southwest	West
120	420	234	532	486	638
122	422	254	534	488	648
124	424	256	620	490	650
126	428	320	624	492	652
128	430	322	626	526	654
130	432	324	628	528	666
132	434	325	630	530	668
133	436	326	632	536	670
134	438	330	634	538	672
136	440	332	635	540	674
138	442	334	636	542	676
140	444	336	640	544	720
220	446	338	644	546	721
222	448	340	646	548	722
224	450	342	922	550	724
226	452	344	923	552	726
228	454	346	924	554	728
230	456	348	932	556	730
232	458	350	937	558	732
236	460	352	938	560	734
238	464	354	958	562	736
240	468	356	976	564	738
242	470	358	977	566	740
244	472	360	978	568	832
246	474	362		570	834
248	476	364		656	960
250	477	366		658	963
252	478	368		660	973
426	480	370		664	981
920	482	374		961
921	484	376		980
927	939	462
928	949	466
929	951	520
974	952	521
	953	522
	956	524

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit D(a)

Carrier Domestic Termination Service

*
6 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4

Exhibit E

Carrier Termination
International Services Schedule

*

1.
For Dedicated Carrier Termination International Services, Ciera shall pay the international rates set out in the attached pricing schedules.

2.
For International Directory Assistance Services, if available, Ciera shall pay the applicable standard Global Crossing resale rates in effect when calls are made.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit E(a)

Carrier Termination International Service

*
6 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit F

Carrier Toll-Free Transport Schedule

*

1.
In order to protect the integrity of its network Global Crossing may, without liability, temporarily block any Toll-Free Number having usage surges. Global Crossing agrees to use reasonable efforts to promptly notify Ciera after blockage has occurred.

2.
At Ciera's written request and to the extent available to Global Crossing, Toll-Free Directory Assistance is available for Global Crossing Toll-Free Numbers only. Due to the fact that Toll-Free Directory Assistance is provided through an arrangement with a third party, the provision of Toll-Free Directory Assistance by Global Crossing is subject to the policies and procedures promulgated from time to time by such third party. Ciera understands that any Global Crossing Toll-Free Number listed with Toll-Free Directory Assistance is not published in any written directory, but is only available on a call-in basis.

3.
The transfer of Toll-Free Numbers to another carrier is subject to the Guidelines and the Global Crossing policies and procedures for Toll-Free number/traffic transfers in effect at the time of the requested transfer.

4.
Ciera acknowledges and agrees that all call records detail (CDR) for Toll Free transport it receives from Global Crossing may not match billable CSR's from Ciera's switch as Global Crossing bills Ciera for all calls completed to their switch at Time point 7 minus Time point 1,(regardless of whether the call is completed to the called party).

5.
For Toll-Free Carrier Transport traffic, Ciera shall pay the rates set out in the attached pricing schedules. If in any given month more than * of Ciera's total domestic dedicated Toll-Free Carrier Transport Services traffic originates from non-RBOC/GTE regions, Global Crossing may apply a * per minute surcharge to all such traffic in excess of the *. If there is a change in Ciera's interstate/intrastate traffic profile which adversely impacts Global Crossing's rate structure, regardless of Ciera's PIU Certification, Global Crossing reserves the right to revise the pricing schedule.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit F(a)

Carrier Toll Free Transport Service

*
7 pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit G

National Origination Service (NOS)
Switched Outbound Services Schedule

*

1.
For NOS Switched Outbound Services, Ciera shall pay the rates set out in the attached pricing schedule. If in any given month more than * of Ciera's total domestic switched outbound traffic originates from, or terminates to, non-RBOC/GTE regions, Global Crossing may apply a * per minute surcharge to all such traffic in excess of *

2.
Upon Ciera's request, Global Crossing will provide Ciera with an available 700 number (1-700-555-XXXX) and a recorded message that identifies Ciera to Presubscribed End-Users as their carrier. Global Crossing will make the 700 number available for Ciera's use within 15 Business Days after receipt of the request. Ciera shall pay the applicable 700 Number charges set out in Exhibit B of the Agreement.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit G(a)

National Origination Service (NOS)
Switched Out-Bound Service

*
2 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit H

National Origination Service (NOS)
Switched & Dedicated
Toll-Free Services Schedule

*

1.
Toll-Free Number Requirements.

A.
In order to protect the integrity of its network Global Crossing may, without liability, temporarily block any Toll-Free Number having usage surges. Global Crossing agrees to use reasonable efforts to promptly notify Ciera after blockage has occurred.

B.
If usage of an Toll-Free Number impacts Global Crossing in such a manner that the unbillable (non-completed) calls for such Toll-Free Number in any month are greater than * of the billable (completed) calls for such Toll-Free Number in that month, Global Crossing may charge Ciera a non-discountable * charge for each unbillable call in that month.

C.
At Ciera's written request and to the extent available to Global Crossing, Toll-Free Directory Assistance is available for Global Crossing Toll-Free Numbers only. Due to the fact that Toll-Free Directory Assistance is provided through an arrangement with a third party, the provision of Toll-Free Directory Assistance by Global Crossing is subject to the policies and procedures promulgated from time to time by such third party. Ciera understands that any Global Crossing Toll-Free Number listed with Toll-Free Directory Assistance is not published in any written directory, but is only available on a call-in basis.

D.
The transfer of Toll-Free Numbers to another carrier is subject to the Guidelines and the Global Crossing policies and procedures for Toll-Free number/traffic transfers in effect at the time of the requested transfer.

E.
If an Toll-Free Number is blocked at Ciera's request, then for the period the Toll-Free Number is being blocked Global Crossing will, at Ciera's written request and expense, re-translate the Toll-Free Number to Ciera's customer service telephone number.

2.
For Toll-Free Services traffic, Ciera shall pay the rates set out in the attached pricing schedules. If in any given month more than * of Ciera's total domestic Toll-Free Services traffic originates from, or terminates to, non-RBOC/GTE regions, Global Crossing may apply a * per minute surcharge to all such traffic in excess of the *.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit H(a)

National Origination Service
Switched Toll Free Service

*
6 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit I

National Origination Service (NOS)
Dedicated Outbound Services Schedule

*

1.
NOS Dedicated Outbound Services are available from the Global Crossing POPs set out on the attached Network Interconnection Schedule. Global Crossing may add or delete a POP at any time upon written notice. At Ciera's written request, and with Global Crossing's written approval, Ciera may interconnect its dedicated circuits from a Global Crossing POP to an End-User's premise. Ciera is responsible for coordinating LEC installation of local loops necessary for these Services as well as installation and monthly recurring charges associated with dedicated circuits necessary for these Services.

2.
At Ciera's written request, Global Crossing may provide the premise equipment (the "Equipment") to End-Users that need the same to access these Services. Global Crossing will install and maintain the Equipment. End-Users must sign an Equipment Agreement with Global Crossing in the format supplied or approved by Global Crossing. Ciera shall bear the risk of loss of the Equipment if the Equipment is not returned to Global Crossing in good working condition, normal wear and tear excepted.

3.
For the NOS Dedicated Outbound Services (domestic and international), Ciera shall pay the rates set out in the attached pricing schedules.

4.
Each DS-1 circuit interconnecting Ciera or an End-User to a Global Crossing POP has a monthly minimum usage requirement of * minutes. If a circuit experiences a minimum shortfall * Billing Cycles, Global Crossing may provide Ciera with written notice of such fact and of Global Crossing's intent to disconnect the under-minimum circuit if the minimum is not attained by the Billing Cycle commencing after the date the notice is received. Ciera shall reimburse Global Crossing for any termination fees or charges paid by Global Crossing to the circuit provider for early disconnection of such circuit.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit I(a)

National Origination Service (NOS)
Dedicated Out-Bound Service

*
2 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit J

National Origination Service (NOS)
Switched Outbound
International Services Schedule

*

1.
For NOS Switched Outbound International Services, Ciera shall pay the international rates set out in the attached pricing schedules.

2.
For International Directory Assistance Services, if available, Ciera shall pay the applicable standard Global Crossing resale rates in effect when calls are made.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit J(a)

National Origination Service (NOS)
Switched International Service

*
6 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit K

National Origination Service (NOS)
Dedicated Outbound
International Services Schedule

*

1.
For NOS Dedicated Outbound International Services, Ciera shall pay the international rates set out in the attached pricing schedules.

2.
For International Directory Assistance Services, if available, Ciera shall pay the applicable standard Global Crossing resale rates in effect when calls are made.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit K(a)

National Origination Service (NOS)
Dedicated International Service

*
6 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit L

CIC Transport Schedule

*

A.
General Terms for CIC Translation.

1.
Ciera has elected to have its carrier identification code ("CIC") directed to Global Crossing Feature Group D (FG-D) circuits in Global Crossing approved LATAs and associated tandem switches ("CIC Translation") in order to receive CIC Transport services from Global Crossing. "CIC Transport" is a transport service where Ciera's switched outbound traffic originating in an area where its CIC has been translated to the Global Crossing network is routed by Global Crossing over dedicated facilities to Ciera's switch for termination.

2.
For each LEC region in which Ciera desires to implement a CIC Translation, Ciera shall provide Global Crossing with the State, LATA, tandem CLLI, End Office CLLI and OCN. In addition, Ciera will provide Global Crossing with a minute-of-use traffic forecast for the LATA and tandem in accordance with the forecast requirements under the Agreement. Global Crossing may approve or decline implementation of a CIC Translation at its sole discretion.

3.
If a CIC Translation is approved, Global Crossing's Provisioning Department will process Ciera's Access Service Requests (ASR) with the LEC for * per ASR per tandem per LEC. Ciera is responsible for providing Global Crossing with the appropriate forms and information required for CIC Translation, including, but not limited to, Shared Service Agreement and Letter of Agency. Global Crossing assumes no liability for any LEC errors with respect to implementation of an ASR or a CIC Translation. Ciera shall not process ASRs for a CIC Translation directly with a LEC without Global Crossing's prior written consent. Unless otherwise agreed in writing by Global Crossing, Ciera shall be responsible, at its sole expense, for all ordering of, and charges for, dedicated facilities and equipment required to maintain access, interconnection and interface with Global Crossing's equipment and network.

4.
For a period of two years following implementation of Ciera's initial CIC Translation, Global Crossing will be the Ciera's primary network provider for each LATA/tandem in which a CIC Translation is implemented. If Ciera redirects its CIC from an implemented LATA/tandem to another primary network provider or to its own private lines during such two year period, Ciera shall pay Global Crossing a termination fee equal to the amount of Ciera's highest monthly usage of the Switched Services in such LATA/tandem times the number of months remaining on the two year period. If the Agreement is terminated by Global Crossing prior to expiration of such two year period for Ciera's breach, the termination fee applies. If the Agreement is terminated by Ciera prior to expiration of the two year period for Global Crossing's breach, the termination fee does not apply.

5.
At such time after the above two year period has expired that Ciera wishes to disconnect a CIC Translation, Ciera shall provide Global Crossing with (i) the appropriate formal disconnect documents ordered from each LEC tandem in which the CIC was originally provisioned, (ii) provide Global Crossing with any additional paperwork (i.e. LOA) required for the CIC disconnect and (iii) remain liable for all LEC charges related to a CIC Translation until its disconnection by the LEC. Global Crossing's provisioning Department will process Ciera's disconnect ASR

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit L

  with the appropriate LEC for * per ASR per tandem per LEC. If Ciera elects to handle the CIC disconnect process, Global Crossing will provide Ciera with a letter of agency authorizing Ciera to have the appropriate LEC disconnect Ciera's CIC from routing to Global Crossing's FG-D circuits. In either event, Ciera is responsible for any LEC disconnect charges.

B.
Terms for CIC Transport Services

1.
"Total Transport" means that Global Crossing will transport all of Ciera's 1+, 011 (IDDD), 0+/)-/0+IDDD and 700 dialed calls originating on Global Crossing's network to Ciera's switch(es).

2.
"Selective Transport" means that Global Crossing will transport only one or more (but not all) of Ciera's pre-selected 1+, 011 (IDDD) 0+/0-/0+ IDDD and 700 call types to Ciera's switch(es). The 011 Transport option does not include off-shore, Canadian or Caribbean destinations that are within the North American Dial Plan. 011 Transport will deliver calls dialed with "011" prefix only to Ciera's switch.

3.
A dedicated facility will be established between Global Crossing's switches and Ciera's switch(es) to deliver CIC Transport traffic. If traffic will be returned by Ciera to Global Crossing for termination, separate outbound and inbound trunk groups shall be established. The inbound trunk group returning traffic to Global Crossing shall be provisioned as an IMT (intermachine trunk) so that CIC Transport will not be invoked.

4.
Where available and not already ordered, Global Crossing will order the CIP feature (Carrier Identification Parameter) for the LEC end offices where Ciera's CIC will be translated. Where CIP has been ordered, Ciera's CIC will be supplied in the SS7 message and Ciera's traffic will be routed from Global Crossing's switches to Ciera's switch. Where CIP is not available, Ciera's ANIs will be downloaded into Global Crossing's switch for routing calls to Ciera's switch.

5.
The CIP feature is required for routing 700 traffic. 700 traffic originating from non-CIP areas will not be transported to Ciera' s switch, even if its ANIs have been downloaded into Global Crossing's switch. Calls from non-CIP areas will be routed under Global Crossing's normal routing procedures.

6.
The following restrictions apply to CIC Transport.

A.
Ciera's End-Users must be Presubscribed to Ciera's CIC that has been translated to the Global Crossing network.

B.
Ciera shall not market casual dialing (10-1X-XXX) without prior written authorization from Global Crossing and execution of an amendment to the Agreement for Casual Resale Services.

C.
Account Codes are not available.

D.
ANI Screening is not available in conjunction with CIC Billing options.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit L

  7.
  Ciera's traffic will be routed to Ciera's switch without prescreening the ANI. All calls will be routed to Ciera's switch for call treatment, even if the ANI is blocked in the Global Crossing switch. Upon Ciera's request and when approved and available by Global Crossing, Global Crossing will provide ANI Screening on CIC Transport traffic. ANI Screening permits the switch to determine if an ANI is in an allowed or blocked status. ANI's that Ciera has blocked will not be routed to Ciera's switch.

  8.
  CIC Transport is billed via a bundled arrangement where LEC originating access charges are paid by Global Crossing. "Originating access charges" include all charges levied by a LEC for Ciera's switched access to Global Crossing's serving POPs, including but not limited to, Tandem Switch Transport, Tandem Switching and Residual Interconnection (RIC) charges. Unbundled billing arrangements, where LEC originating access charges are billed directly to and paid by Ciera, are not available with CIC Transport.

  9.
  Ciera will be charged for CIC Transport traffic at the applicable rates set out on the attached pricing schedules. Ciera understands that during the initial implementation of the CIC Transport service it may be billed at standard Switched Services rates, attached as Exhibit G(a), rather than the attached rates for up to a period of five Business Days and agrees to pay such standard rates during such period.

  10.
  Each DS-1circuit interconnecting Ciera to a Global Crossing POP shall have a monthly minimum usage requirement of * minutes. If a DS-1circuit experiences a minimum shortfall over two consecutive Billing Cycles, Global Crossing may provide Ciera with written notice of such fact and of Global Crossing's intent to disconnect the under-minimum circuit if the minimum is not attained by the Billing Cycle commencing after the date the notice is received. Ciera shall reimburse Global Crossing for any termination fees or charges paid by Global Crossing to the circuit provider for early disconnection of such circuit.

  11.
  Any CIC Transport traffic that Ciera terminates on the Global Crossing network shall utilize Ciera's Carrier Domestic Termination Service and Carrier Termination International Service rates.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4

Exhibit L(a)

CIC Transport Service

INTERSTATE

*
5 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5

Exhibit L(b)

CIC Transport Service

INTRASTATE

*
5 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6

Exhibit M

COLOCATION SERVICES

        All Colocation facilities are pending Global Crossing's Engineering approval based upon the information provided to Global Crossing by Ciera in the Colocation Service Inquiry Form. Any approved facilities shall be presented to Ciera as an amendment pursuant to Section 1.A. below.

1.
LICENSE:

A.
Global Crossing hereby grants Ciera a license to occupy certain designated space (the "Space") within a designated Global Crossing premise (the "Facility"). Separate "Colocation Schedules" may be attached hereto from time to time for each separate site where Colocation will be established. All Colocation Schedules, upon their execution by both Parties, shall be incorporated herein and shall become a part hereof. By executing a Colocation Schedule, Ciera accepts the Space on an "AS-IS, WHERE IS" basis. Ciera may only use the Space to install, maintain, monitor, operate, replace, repair and remove certain of its telecommunications equipment (the "Equipment") as specified on the Colocation Schedule.

B.
Ciera acknowledges that it has been granted only a license to occupy the Space and that it has no real property interests therein. Ciera shall not utilize the Facility for any unlawful purposes, assign, mortgage, sublease, encumber or otherwise transfer any Space or license granted hereunder. Any attempt by Ciera to encumber the Space or permit the use or occupancy by anyone other than Ciera shall be void.

C.
Ciera shall utilize the Space and the Equipment only in conjunction with services provided by Global Crossing. Use of the Space or Equipment with third party services or for interconnection to third parties is prohibited. Any party seeking to install any such facility or connection without the express written authorization of Global Crossing shall be denied entry to the Space.

2.
TERM AND TERMINATION:

A.
The term of a license shall be as set forth in the applicable Colocation Schedule and shall commence on the first day the Space is made available by Global Crossing (the "Commencement Date"), but shall be immediately terminable by Global Crossing upon the termination, expiration or cancellation for any reason of (i) any underlying agreement between Global Crossing and any other party involving Global Crossing's continued use of the Facility, or (ii) this Agreement. Following the expiration of the license term as set forth in the Colocation Schedule for a Space, Ciera's license shall automatically renew on a month to month basis in accordance with the same terms and conditions specified herein, unless terminated by either Ciera or Global Crossing upon 120 days prior written notice.

*
CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Exhibit M

  B.
  Global Crossing shall not be liable to Ciera in any way as a result of Global Crossing's failure (for any reason) to tender possession of the Space to Ciera on or before the commencement date listed in the Colocation Schedule. Any delay in tendering possession of the Space to Ciera for any reason other than the acts or omissions of Ciera shall relieve Ciera of its obligation to pay the monthly recurring charges (MRC) set forth in the Colocation Schedule until possession of the Space is delivered to Ciera.

3.
CHARGES, FEES and TAXES:

A.
MRCs shall be payable in advance and without notice or demand and without abatement, deduction, counterclaim or setoff commencing on the first day the Space is made available by Global Crossing and on the first day of each calendar month thereafter. Installation and non-recurring charges are due when invoiced. MRCs shall be prorated for partial months. The MRCs may be increased from time to time during the term of the license by reason of (i) any increases payable by Global Crossing to its landlord(s) under the lease for the Facility or Rights of Way in which the Space is located; (ii) any increases incurred by Global Crossing in any of the services to the Facility procured by Global Crossing directly from the provider thereof; and (iii) any increases in real property taxes assessed against the Facility which Global Crossing is liable to pay. Ciera's share of any such increases shall be pro-rated based on the number of innerduct linear feet in the Space as a percentage of the total number of innerduct linear feet in the Facility.

B.
In addition, Ciera shall be fully responsible for the prompt payment of all federal, state or local taxes, however denominated, based on or calculated with respect to the amounts payable by Ciera (including but not limited to sales/use, rental and gross receipts taxes or surcharges) and all taxes (including, but not limited to franchise, income and miscellaneous taxes) which are the liabilities of Ciera under (i) appropriate standard industry practices (including telecommunications, fiber optic and rental industries), (ii) applicable law and (iii) as otherwise agreed at any time between Ciera and Global Crossing; provided, however, the taxes on Global Crossing's income and property shall be the sole responsibility of Global Crossing.

4.
MAKE-READY:

        If applicable, Ciera shall pay Global Crossing the amount set forth in each Colocation Schedule for the cost of engineering or improvements to the Space required to be made by Global Crossing in order to accommodate Ciera's Colocation into the Space (the "Make-Ready Fee"). The Make-Ready Fee shall be payable to Global Crossing upon Ciera's execution of the Colocation Schedule for the Space. Title to such improvements shall remain vested in Global Crossing.

*
CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

Exhibit M

5.
MAINTENANCE:

A.
Global Crossing shall be responsible for maintenance of the Facility and the Space. Ciera shall not make any alterations, changes, additions or improvements to either the Facility or the Space without Global Crossing's prior written consent. Ciera agrees to maintain and repair all of its Equipment placed in the Space at Ciera's expense and shall be responsible for all costs associated with the configuration, installation, interconnection and operation of the Equipment, including without limitation, transportation related costs and any electrical or other work which must be completed in order to interconnect the Equipment.

B.
Ciera's Maintenance responsibilities include, but are not limited to, the following:

(i)
Ciera shall arrange for the transit delivery of all Equipment to the Space at its sole cost and expense.

(ii)
Ciera shall provide Global Crossing with reasonable prior notice (not less than two (2) business days) of the actual delivery date of the Equipment.

(iii)
Ciera shall not cause harm to the Space or the Facility of Global Crossing, or third parties.

(iv)
Ciera shall not interfere in any way with Global Crossing's use or operation of the Facility or with the use or operation of any third party facilities.

(v)
Ciera shall not physically conflict or electrically interfere with the facilities of Global Crossing or third parties.

(vi)
Ciera shall be in full compliance with telecommunication industry standards, NEC and OSHA requirements, and in accordance with Global Crossing's requirements and specifications.

(vii)
All Equipment must be mounted on racks, and using appropriate brackets, except where otherwise expressly permitted in writing by Global Crossing. Ciera is solely responsible for assuring that the Equipment is mounted in an efficient and appropriate manner.

(viii)
All cabling regardless of location, shall be tied and organized, run to the side of the rack, and labeled. Connectors must be secured in the interface socket.

(ix)
Ciera must provide for remote access (via modem or other means) where available, in order to administer, configure, monitor and operate the Equipment.

(x)
Ciera shall, at all times, comply with Global Crossing's rules and regulations regarding access to its facilities, including without limitation, adequate notice before entry (not less than one business day), appropriate dress and professional conduct. Global Crossing may remove any personnel of Ciera not in compliance with its rules and regulations and may prohibit access by any person at its discretion.

*
CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4

Exhibit M

    (xi)
    Ciera shall utilize only Global Crossing's facilities and Global Crossing's network for a minimum of fifty per cent (50%) of its provision of its services, and facilities of third parties or connections to third party facilities are prohibited. Any party seeking to install any such facility or connection without the express written authorization of Global Crossing shall be denied entry to the Space. Ciera, however, may employ non-Global Crossing services only when such services are not offered by Global Crossing.

6.
APPROVALS:

A.
Ciera shall submit to Global Crossing all building construction and electrical requirements and architectural and engineering drawings indicating the proposed installation for approval. Ciera may not perform any construction or install any Equipment without written approval from Global Crossing. Global Crossing reserves the right to accept or reject Ciera's design at its sole discretion. All costs of design work shall be Ciera's responsibility. Ciera shall also be required to complete the Colocation Request For Information form.

B.
Global Crossing shall inspect the completed installation and must approve the same in writing before Ciera is allowed to utilize the Equipment for any reason. Any installations that do not comply with the approved drawings will be subject to rejection by Global Crossing. Global Crossing also reserves the right to order reasonable modifications to any installations.

C.
Ciera is solely responsible for obtaining any and all necessary building permits or other authorizations required for Colocation of its Equipment.

7.
INSURANCE and INDEMNITY:

A.
While a license is in effect, Ciera shall maintain in force and effect policies of insurance as follows:

(i)
Comprehensive General Liability Insurance, including contractual liability and broad form property damage, covering personal injury or death and property damage with a combined single limit of at least $1 million; and

(ii)
Workers Compensation Insurance with limits required by the laws of the state in which the Space is located.

        The liability insurance shall name Global Crossing as an additional insured and shall be primary insurance and Global Crossing's insurance shall not be called upon for contribution towards any such loss. Ciera's insurer shall provide Global Crossing with a least ten (10) days prior written notice of cancellation or change in coverage. All insurance required of Ciera shall be evidenced by certificates of insurance provided to Global Crossing.

  B.
  Ciera shall be liable for and shall indemnify, defend and hold Global Crossing harmless from and against any claims, demands, actions, damages, liability, judgments, expenses and costs (including reasonable attorneys fees) arising from (i) Ciera's use of the Space, or (ii) any damage or destruction thereto or to the Facility or any property therein caused by or due to (x) the acts or failures to act, negligent, willful or otherwise, of Ciera, its employees, agents or representatives, or (y) any malfunction of Ciera's Equipment located in the Space.

*
CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5

Exhibit M

  C.
  Global Crossing does not warrant that the integrity of the Space or the Facility will be free from any disruptions and Global Crossing shall not be liable therefore. Global Crossing's entire liability for any such disruptions, or any other matter giving rise to a claim with respect to the Space or Facility, shall not exceed in any case the MRCs paid by Ciera for the month in which such disruption or other matter occurred.

8.
DAMAGE TO FACILITY: If the Facility in which the Space is located is damaged by fire or other casualty, Global Crossing shall give immediate notice to Ciera of such damage. If Global Crossing's landlord or Global Crossing exercises an option to terminate the lease therefor due to such damage or Global Crossing's landlord or Global Crossing decides not to rebuild the Facility in which the Space is located, this Agreement shall terminate as of the date of such exercise or decision as to the affected Space and the MRC paid by Ciera shall be modified accordingly. If neither the landlord of the affected Facility nor Global Crossing exercises the right to terminate or not to rebuild, the landlord or Global Crossing, as applicable, shall repair the Facility to substantially the same condition as prior to the damage, completing the same with reasonable speed. In the event that such repairs are not completed within a reasonable time, Ciera shall thereupon have the option to terminate this Agreement with respect to the affected Space, such option shall be the sole remedy available to Ciera against Global Crossing hereunder relating to such failure. If the Space or any portion thereof shall be rendered unusable by Ciera by reason of such damage, the MRC for such Space shall proportionately abate for the period from the date of such damage to the date when such damage shall have been repaired for the portion of the Space rendered unusable.

9.
RATES AND CHARGES: Ciera shall be charged for Colocation Space at the rates set out below.

Monthly Recurring Charges:
*

Non Recurring Charges:
*

*
CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6

Exhibit M(a)

Colocation Schedule #1
Equipment, Space and Power Requirements

Customer Name:    Ciera

Global Crossing Switch Site Location:	1100 Main Street Suite M-16 Kansas City, Missouri 212-618-9999

Minimum Term:    One Year Term

Commencement Date:    Upon execution of this Agreement by Global Crossing.

*
CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7

Exhibit N

Network Interconnection Schedule

*
6 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

[Logo] Global Crossing®

AMENDMENT #2 TO CARRIER SERVICE AGREEMENT

Ciera Network System, Inc.

February 6, 2002

        This is Amendment #2 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc. ("Global Crossing") and Ciera Network Systems, Inc. ("Ciera Network" or "Purchaser"), dated March 27, 2001, as amended (the "Agreement").

1.
Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2.
Ciera Network is requesting Global Crossing to provide AC Billing for Ciera Network's Clearing House account 0204448180 (Association ID: EOW2) and shall adhere to the terms and coniditions as set forth below:

a.
*

b.
*

(i)
*

(ii)
*

c.
*

d.
*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

  e.
  *

3.
*

(i)
*

(ii)
*

(iii)
*

(iv)
*

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.
*

5.
*

6.
The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #2 shall remain in full force and effect.

7.
This Amendment #2 is effective as of the date signed by Global Crossing below.

GLOBAL CROSSING BANDWIDTH, INC.		CIERA NETWORK SYSTEMS, INC.
By:	/s/ GREGORY L. SPRAETZ Gregory L. Spraetz, Vice President North American Carrier Services	By:	/s/ ROBERT W. LIVINGSTON Robert W. Livingston, Chief Executive Officer
Date:	2/25/02	Date:	2-7-2002

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amended Exhibit C

Global Crossing Access Direct
Carrier Termination Schedule

*

1.
For domestic and international traffic originating from Ciera's switch, Ciera shall pay the applicable rates set out in the attached pricing schedules.

2.
Each DS-1 circuit interconnecting Ciera to one of the Global Crossing POPs set out in the attached Network Interconnections Schedule has a monthly minimum usage requirement of * minutes. Global Crossing may add or delete a POP at any time upon written notice. If a circuit experiences a minimum shortfall * Billing Cycles, Global Crossing may provide Ciera with written notice of such fact and of Global Crossing's intent to disconnect the under-minimum circuit if the minimum is not attained by the Billing Cycle commencing after the date the notice is received. Ciera shall reimburse Global Crossing for any termination fees or charges paid by Global Crossing to the circuit provider for early disconnection of such circuit.

3.
Unless otherwise agreed by Global Crossing in writing, Ciera shall be responsible, at its sole expense, for all ordering of, and charges for, dedicated facilities and equipment required to maintain access. Interconnection and interface with Global Crossing's equipment and network.

4.
If there is a change in Ciera's interstate/intrastate traffic profile which adversely impacts Global Crossing's rate structure, regardless of Ciera's PIU Certification, Global Crossing reserves the right to revise the pricing schedule.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amended Exhibit D(a)

Global Crossing Access DirectSM
Carrier Domestic Trmination Service
(Customer Specific)

*
5 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amended Exhibit E
Page 1 of

Global Crossing Access DirectSM
Dedicated Carrier Termination
International Services Schedule

*

1.
For Global Crossing Access Direct Dedicated Carrier Termination International Services. Ciera shall pay the international rates set out in the attached pricing schedules.

2.
For International Directory Assistance Services, if available, Ciera shall pay the applicable standard Global Crossing resate rates in affect when calls are made.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amended Exhibit E(a)

Global Crossing Access DirectSM
Carrier Termination International Service

*
6 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amended Exhibit F

Global Crossing Access DirectSM
Carrier Toll Free Transport Schedule

*

1.
In order to protect the integrity of its network, Global Crossing may, without liability, temporarily block any Toll-Free Number having usage surges. Global Crossing agrees to use reasonable efforts to promptly notify Ciera after blockage has occurred.

2.
At Ciera's written request and to the extent available to Global Crossing, Toll-Free Directory Assistance is available for Global Crossing Toll-Free Numbers only. Due to the fact that Toll-Free Directory Assistance is provided through an arrangement with a third party, the provision of Toll-Free Directory Assistance by Global Crossing is subject to the policies and procedures promulgated from time to time by such third party. Ciera understands that any Global Crossing Toll-Free Number listed with Toll-Free Directory Assistance is no published in any written directory, but is only available on a call-in basis.

3.
The transfer of Toll-Free Numbers to another carrier is subject to the Guidelines and the Global Crossing policies and procedures for Toll-Free number/traffic transfers in effect at the time of the requested transfer.

4.
Ciera acknowledges and agrees that call records detail (CDR) for Toll-Free Carrier Transport it receives from Global Crossing may not match billable CDR's from Ciera's switch as Global Crossing bills Ciera for all calls completed to their switch at Time point 7 minus Time point ???, (regardless of whether the call is completed to the called party).

5.
For Access Direct Carrier Toll-Free Transport traffic, Ciera shall pay the rates set out in the attached pricing schedules.

6.
If there is a change in Ciera's interstate/intrastate traffic profile which adversely impacts Global Crossings rate structure, regardless of Ciera's PIU Certification. Global Crossing reserves the right to revise the pricing schedule.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amended Exhibit F

Global Crossing Access DirectSM
Carrier Toll Free Transport Service
(Customer Specific)

*
6 Pages

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amended Exhibit L

Global Crossing Access DirectSM
Pseudo-CIC Transport Schedule

*

Terms for Pseudo-CIC Transport Services

1.
"Pseudo-CIC Transport" is a transport service where Ciera's switched outbound traffic has originated on Global Crossing's network and is routed by Global Crossing over dedicated facilities to Ciera's switch for termination. Ciera's end-users are presubscribed to Global Crossing's CIC.

2.
"Total Transport" means that Global Crossing will transport all of Ciera's 1+, 011 (IDDD), 0+/0-/0+IDDD dialed calls originating on Global Crossing's network to Ciera's switch(es).

3.
"Selective Transport" means that Global Crossing will transport only one or more (but not all) of Ciera's pre-selected 1+, 011 (IDDD), 0+/0-/0+IDDD call types to Ciera's switch(es).

4.
Transport of 700-dialed calls is not available with Pseudo CIC Transport.

5.
Under "Selective Transport", the 011 Transport option does not include offshore, Canadian or Caribbean destinations that are within the North American Dial Plan. 011 transport will deliver calls dialed with "011" prefix only to Ciera's switch.

6.
Global Crossing will assign a unique Pseudo CIC to Ciera's account. The assigned Pseudo CIC is for Global Crossing internal routing purposes only and is not associated with or recognized as an industry standard Carrier identification Codes issued by Lockheed Martin.

7.
Ciera's ANIs will be downloaded into Global Crossing's switch with the assigned Pseudo CIC for routing calls to Ciera's switch.

8.
A dedicated facility will be established between Global Crossing's switches and Ciera's switch(es) to deliver Pseudo-CIC Transport traffic. If Ciera will return traffic to Global Crossing for termination, separate outbound and inbound trunk groups shall be established. The inbound trunk group returning traffic to Global Crossing shall be provisioned as an IMT (intermachine trunk) so that routing back to Ciera's switch will not be invoked.

9.
The following restrictions apply to Pseudo-CIC Transport.

  Ciera's End-Users must be Presubscribed to Global Crossing's CIC Code 444.

  Ciera shall not market casual dialing (10-1X-XXX) using the Pseudo CIC

  Ciera shall not market casual dialing (10-1X-XXX) using Global Crossing's CIC. 444

  Account Codes are not available.

  CIC based billing is not available. Pseudo CIC-Transport Service must be billed by ANI.

10.
Global Crossing will perform ANI Screening on all Pseudo-CIC Transport traffic. ANI Screening permits the switch to determine if on ANI is in an allowed or blocked status. ANIs that Ciera has blocked will not be routed to Ciera's switch.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amended Exhibit L

11.
Ciera will be charged for Pseudo-CIC Transport traffic at the applicable rates set out on the attached pricing schedules. Ciera understands that during the initial implementation of the Pseudo-CIC Transport service it may be billed at standard Switched Services rates rather than the attached rates for up to a period of five Business Days and agrees to pay such standard rates during such period.

12.
Each DS-1 circuit interconnecting Ciera to a Global Crossing POP shall have a monthly minimum usage requirement of * minutes. If a DS-1 circuit experiences a minimum shortfall * Billing Cycles, Global Crossing may provide Ciera with written notice of such fact and of Global Crossing's intent to disconnect the under-minimum circuit if the minimum is not attached by the Billing Cycle commencing after the date the notice is received. Ciera shall reimburse Global Crossing for any termination fees or charges paid by Global Crossing to the circuit provider to early disconnection of such circuit.

13.
Any CIC Transport that Ciera terminates on the Global Crossings network shall utilize Ciera's Carrier Domestic Termination Service and Carrier Termination International Services rates.

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amended Exhibit L(b)

Global Crossing Access DirectSM
Pseudo-CIC Transport Service
(Customer Specific)

*
5 Pages

INTRASTATE

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amended Exhibit L(a)

Global Crossing Access DirectSM
Pseudo-CIC Transport Service
(Customer Specific)

*
5 Pages

INTERSTATE

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

QuickLinks

CARRIER SERVICE AGREEMENT BETWEEN GLOBAL CROSSING BANDWIDTH, INC. AND CIERA NETWORK SYSTEMS, INC.
TABLE OF CONTENTS
CARRIER SERVICES AGREEMENT
PURPOSE
DEFINITIONS (not otherwise defined in the body of the Agreement or an Exhibit)
Schedule of Ancillary Fees
Schedule of Ancillary Fees
Schedule of Ancillary Fees For Toll-Free Services Automated Feature Provisioning (AFP) Schedule
Definitions
Ciera Provisioned Pricing
Global Crossing's Provisioned Pricing
Call Detail Records; Electronic Data Exchange Letter of Agency Requirements
Call Detail Records; Electronic Data Exchange Letter of Agency Requirements
Carrier Termination Schedule
Gateway Carrier Service LATA Gateway Table
Carrier Domestic Termination Service
Carrier Termination International Services Schedule
Carrier Termination International Service
Carrier Toll-Free Transport Schedule
Carrier Toll Free Transport Service
National Origination Service (NOS) Switched Outbound Services Schedule
National Origination Service (NOS) Switched Out-Bound Service
National Origination Service (NOS) Switched & Dedicated Toll-Free Services Schedule
National Origination Service Switched Toll Free Service
National Origination Service (NOS) Dedicated Outbound Services Schedule
National Origination Service (NOS) Dedicated Out-Bound Service
National Origination Service (NOS) Switched Outbound International Services Schedule
National Origination Service (NOS) Switched International Service
National Origination Service (NOS) Dedicated Outbound International Services Schedule
National Origination Service (NOS) Dedicated International Service
CIC Transport Schedule
CIC Transport Service
CIC Transport Service
COLOCATION SERVICES
Colocation Schedule #1 Equipment, Space and Power Requirements
Network Interconnection Schedule
AMENDMENT #2 TO CARRIER SERVICE AGREEMENT Ciera Network System, Inc. February 6, 2002
Global Crossing Access Direct Carrier Termination Schedule
Global Crossing Access DirectSM Carrier Domestic Trmination Service (Customer Specific)
Global Crossing Access DirectSM Dedicated Carrier Termination International Services Schedule
Global Crossing Access DirectSM Carrier Termination International Service
Global Crossing Access DirectSM Carrier Toll Free Transport Schedule
Global Crossing Access DirectSM Carrier Toll Free Transport Service (Customer Specific)
Global Crossing Access DirectSM Pseudo-CIC Transport Schedule
Terms for Pseudo-CIC Transport Services
Global Crossing Access DirectSM Pseudo-CIC Transport Service (Customer Specific)
Global Crossing Access DirectSM Pseudo-CIC Transport Service (Customer Specific)